IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2017
Disclosure of impairment of assets [Abstract]
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS
CGU Determination and Indicators of Impairment
In updating its determination of CGUs and applying any related indicators of impairment, the Company took into consideration the manufacturing facility closures and other related activities that have taken place in the course of the year; the expected costs, timeline, and future benefits expected from major capital expenditure projects; the impact of acquisitions; as well as changes in the interdependencies of cash flows among the Company’s manufacturing sites. As a result of this analysis, the Company determined there was a change in its CGU composition in 2017:

•	The tapes and films CGU remains comprised of the Company’s tape and film manufacturing locations in the United States, as well as the Powerband manufacturing site located in Daman, India.

•
As discussed in Note 16, substantially all of the assets of Canadian Technical Tape Ltd. ("Cantech"), which includes the shares of Cantech Industries, Inc., Cantech's US subsidiary, were acquired in 2017. Management monitors the goodwill balances of Cantech combined with the tapes and film assets as it remains focused on achieving its strategic plan of developing significant synergies, and as a result of those synergies, having interdependencies of cash flows. Accordingly, the goodwill impairment test discussed below is based upon the combined cash flows and assets of the combined tapes and films and Cantech CGUs.

•	As discussed in Note 16, Capstone was formed in 2017. Capstone is part of the engineered coated products CGU as it will support and expand the Company's operations in this area.

•	The Company’s other CGU, Fibope (the Company’s operating site in Portugal), was not affected by these changes.
There were no indicators of impairment for any of the CGUs previously described. Due to the significant amount of recorded goodwill and indefinite-lived intangible assets associated with the combined tapes and films and Cantech CGUs, however, the Company conducted an impairment test as discussed further below. The test resulted in no impairment being recognized as of December 31, 2017. Unrelated to the impairment tests performed at the CGU level, there were impairments of certain individual assets as disclosed in the impairments table below which primarily relate to manufacturing facility closures, restructuring and other related charges.
The Company also considers indicators for the reversal of prior impairment charges recorded, which is based on the recent and projected results of CGUs and specific asset groups that were previously impaired. For the year ended December 31, 2017, this analysis resulted in no impairment reversals.
Impairment Testing
All of the Company’s carrying amount of goodwill, intangible assets with indefinite useful lives and software not yet available for use as of December 31, 2017 relate to the combined tapes and films and Cantech CGU asset group. The Company performed the required annual impairment test for this asset group in the fourth quarter of 2017. The impairment test for the asset group was determined based on value in use. The key assumptions used in each discounted cash flow projection, management’s approach to determine the value assigned to each key assumption, and other information as required for the asset group are outlined in the table below. Reasonably possible changes in the key assumptions below would not be expected to cause the carrying amount of the asset group to exceed its recoverable amount, in which case an impairment would otherwise be recognized.

Details of the impairment tests performed are outlined below:

Carrying amount allocated to the asset group
Goodwill	$41,690
Intangible assets with indefinite useful lives	$7,964
Results of test performed as of December 31, 2017:
Recoverable amount	$971,752
Annual revenue growth rates (1)	10.2% in 2018, 2.5% thereafter
Discount rate (2)	10.6%
Cash flows beyond 2018 have been extrapolated using a steady growth rate of (3)	2.5%
Income tax rate (4)	23.0%
Sensitivity analysis performed using reasonably possible changes in key assumptions above:

Revenue growth rates	6.6% in 2018, 0% thereafter
Discount rate	12.0%
Cash flows beyond 2018 have been extrapolated using a steady growth rate of	1.0%
Income tax rate	39.0%
There was no impairment resulting from changing the individual assumptions above.
Revenue and other future assumptions used in this model were prepared in accordance with IAS 36 – Impairment of Assets and, as such, do not include the benefit from obtaining or the incremental costs to obtain growth initiatives or cost reduction programs that the Company may be planning but has not yet undertaken within its current asset base.

(1)
The annual revenue growth rate for 2018 is based on projections presented to management and the Board of Directors. This projection reflects a full year of benefit from owning Cantech, as well as the expected benefits from recently completed capital expenditure projects, such as the new Midland, North Carolina manufacturing facility. Beyond 2018, the projections assume that the Company’s revenue will grow consistent with United States gross domestic product projections. The revenue growth rates for the period are consistent with recent history of sales volumes within the asset group, as well as the Company’s expectations for its sales to at least match gross domestic product growth.

(2)	The discount rate used is the estimated weighted average cost of capital for the asset group, using observable market rates and data based on a set of publicly traded industry peers.

(3)	Cash flows beyond 2018 have been extrapolated using a per annum growth rate which is at or below the projected long-term average growth rate for the asset group.

(4)	The income tax rate represents an estimated statutory federal and state tax rate based on enacted rates.
Impairments
Impairments (reversals of impairments) recognized during the years ended December 31, 2017 and 2016 are as follows:

	2017		2016
	Impairment recognized	Impairment reversed	Impairment recognized	Impairment reversed
	$	$	$	$
Classes of assets impaired
Manufacturing facility closures, restructuring and other related charges
Inventories	338	(175)	1,420	—
Parts and supplies	—	(12)	—	—
Property, plant and equipment
Manufacturing equipment	208	(1)	4,017	(1,031)
Furniture, office equipment and other	—	—	32	—
Construction in progress	82	—	—	—
Intangibles	—	—	379	—
	628	(188)	5,848	(1,031)
Cost of sales
Inventories	801	—	2,019	—
Property, plant and equipment
Manufacturing equipment	—	(2)	7	—
Computer equipment and software	—	—	133	—
Furniture, office equipment and other	2	—	—	—
Construction in progress	192	—	86	—
	995	(2)	2,245	—
Total	1,623	(190)	8,093	(1,031)

The assets impaired during the year ended December 31, 2017 were primarily the result of provisions for slow-moving and obsolete inventory and small-scale restructuring initiatives as discussed in Note 4. The assets impaired during the year ended December 31, 2016 were substantially related to the TaraTape Closure.
As of December 31, 2017 and 2016, the net book value and recoverable amount of property, plant and equipment remaining following impairments related to the TaraTape Closure was nil and $1.2 million, respectively. The net book value includes the effects of ongoing depreciation of the assets continuing to be used in production operations which ceased December 31, 2016. The fair value of the recoverable amount of the assets at the impairment dates was determined based on the Company’s plans and intent to transfer, use or any other value that could be attributed to the assets.
The Company used its best estimate in assessing the likely outcome for each of the assets. The recoverable amount of the assets in all cases was fair value less costs to sell.